UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 11, 2021

The ExOne Company

(Exact name of registrant as specified in its charter)

Delaware	001-35806	46-1684608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

127 Industry Boulevard North Huntingdon, Pennsylvania	15642
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (724) 863-9663

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	XONE	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (the “Exchange Act”) (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On August 11, 2021, The ExOne Company (the “Company”) issued a press release relating to its 2021 second quarter financial results. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information in Item 2.02 of this Current Report and Exhibit 99.1 hereto are being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in Item 2.02 of this Current Report and Exhibit 99.1 hereto shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended (the “Securities Act”).

Item 7.01 Regulation FD Disclosure.

On August 11, 2021, Desktop Metal, Inc. (“DM”) and the Company issued a joint press release announcing, among other things, the execution of an Agreement and Plan of Merger (the “Merger Agreement”), dated as of August 11, 2021, by and among the Company, DM, Texas Merger Sub I, Inc., a Delaware corporation and wholly-owned subsidiary of DM (“Merger Sub I”) and Texas Merger Sub II, LLC, a Delaware limited liability company and wholly-owned subsidiary of DM (“Merger Sub II”), pursuant to which, subject to the terms and conditions of the Merger Agreement, Merger Sub I will merge with and into the Company, with the Company surviving the merger as a wholly owned subsidiary of DM (the “First Merger”) and immediately thereafter, the Company will merge with and into Merger Sub II, with Merger Sub II surviving the subsequent merger (the “Second Merger”, and, together with the First Merger, the “Mergers”).

Subject to the terms and conditions of the Merger Agreement, stockholders of the Company will receive, in exchange for each share of our common stock held immediately prior to the Mergers, (i) $8.50 in cash (subject to adjustment) and (ii) a number of shares of DM common stock, equal to the Exchange Ratio (defined below).

The “Exchange Ratio” shall be determined based on DM’s 20-day average closing stock price three trading days prior to closing: (i) if the average closing DM stock price is greater than or equal to $9.70, then the Exchange Ratio shall be set at 1.7522; (ii) if the average closing DM stock price is less than or equal to $7.94, then the Exchange Ratio shall be set at 2.1416; (iii) if the average closing DM stock price is less than $9.70 but greater than $7.94, then the Exchange Ratio shall be equal to 1.9274 multiplied by (X) $8.82 divided by (y) the average closing DM stock price.

The Merger Agreement provides each of the Company and DM with certain termination rights and, under certain circumstances, may require the Company or DM to pay a termination fee.

The parties expect the transaction to close in the fourth quarter of 2021, subject to the receipt of required regulatory approvals, including expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act, approvals of the Company stockholders and other customary closing conditions.

A copy of this joint press release is attached hereto as Exhibit 99.2.

The Company also intends to provide supplemental information regarding the proposed transaction in connection with an investor conference call it will host with DM on August 11, 2021 to discuss the Merger.

The information in Item 7.01 of this Current Report and Exhibits 99.2 hereto are being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Exchange Act. The information in Item 7.01 of this Current Report and Exhibits 99.2 hereto shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act.

Additional Information and Where to Find It

This communication relates to a proposed transaction between DM and the Company. In connection with the proposed transaction, DM will file a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”), which will include a document that serves as a proxy statement/prospectus of DM. A proxy statement/prospectus will be sent to all of the Company’s stockholders. Each party also will file other documents regarding the proposed transaction with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and the Company’s stockholders may obtain free copies of the proxy statement/prospectus (when available) and other documents that are filed or will be filed with the SEC by DM or the Company through the website maintained by the SEC at www.sec.gov. The documents filed by DM with the SEC also may be obtained free of charge at DM’s website at ir.desktopmetal.com. The documents filed by the Company with the SEC also may be obtained free of charge at the Company’s website at investor.exone.com.

Participants in the Solicitation

DM and the Company and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the Company’s proxy statement for its Annual Meeting of Stockholders on Schedule 14A filed with the SEC on April 1, 2021. Information about DM’s directors and executive officers is set forth in DM’s proxy statement for its Annual Meeting of Stockholders on Schedule 14A filed with the SEC on June 17, 2021. To the extent that holdings of DM’s or the Company’s securities have changed since the amounts printed in DM’s or the Company’s proxy statement, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Safe Harbor Regarding Forward Looking Statements

This communication relates to a proposed business combination between DM and the Company and may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act with respect to the Company’s future financial or business performance, strategies, or expectations. Forward-looking statements typically are identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” as well as similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could” and “may.”

The Company cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made and the Company assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

In addition to risk factors previously disclosed in the Company’s filings with the SEC, including its Annual Report on Form 10-K, the following factors, among others, could cause results to differ materially from forward-looking statements or historical performance: the severity and duration of world health events, including the COVID-19 outbreak and the related economic repercussions and operational challenges; the ability of DM and the Company to consummate the proposed transaction in a timely manner or at all, including the ability to secure regulatory approvals; impact to the Company’s business if the transaction is not consummated; successful integration of DM’s and the Company’s businesses and realization of synergies and benefits; the ability of DM to implement business plans, forecasts and other expectations following the completion of the transaction; risk that actual performance and financial results following completion of the transaction differ from projected performance and results; business disruption following the transaction; the Company’s ability to consistently generate operating profits; fluctuations in the Company’s revenues and operating results; the Company’s competitive environment and its competitive position; the Company’s ability to enhance its current 3D printing machines and technology and to develop and introduce new 3D printing machines; the Company’s ability to qualify more industrial materials in which it can print; demand for the Company’s products; the availability of skilled personnel; the impact of loss of key management; the impact of customer specific terms in machine sale agreements in determining the period in which the Company recognizes revenue; risks related to global operations including effects of foreign currency and COVID-19; dependency on certain critical suppliers; nature or impact of alliances and strategic investments; reliance on critical information technology systems; the effect of litigation, contingencies and warranty claims; liabilities under laws and regulations protecting the environment; the impact of governmental laws and regulations; operating hazards, cyberattacks, war, terrorism and cancellation or unavailability of insurance coverage; the impact of disruption of the Company’s manufacturing facilities or ExOne Adoption Centers; the adequacy of the Company’s protection of its intellectual property; expectations regarding demand for the Company’s industrial products, and other matters with regard to outlook; and other factors beyond our control, including the impact of COVID-19.

These and other important factors, including those discussed under Item 1A, “Risk Factors” and Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K,

and under Part I, Item 2, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2021, may cause the Company’s actual results of operations to differ materially from any future results of operations expressed or implied by the forward-looking statements contained therein. Before making a decision to purchase DM Common Stock, you should carefully consider all of the factors identified in its Annual Report on Form 10-K and Quarterly Report on Form 10-Q that could cause actual results to differ from these forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release of the Company dated August 11, 2021 titled “The ExOne Company Reports Second Quarter 2021 Results”.

99.2	Joint Press Release of DM and the Company dated August 11 2021 titled “Desktop Metal to Acquire ExOne, Cementing its Leadership in Additive Manufacturing for End-Use Mass Production.”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 11, 2021	The ExOne Company
(Date)	(Registrant)

/s/Douglas D. Zemba
Douglas D. Zemba Chief Financial Officer